UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2016

Washington Trust Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Broad Street Westerly, Rhode Island		02891
(Address of principal executive offices)		(Zip Code)

(401) 348-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On September 15, 2016, the Board of Directors of Washington Trust Bancorp, Inc. (the “Corporation”) appointed Maria N. Janes as Principal Accounting Officer of the Corporation and Executive Vice President and Controller of the Corporation and The Washington Trust Company, of Westerly (the “Bank”), a wholly-owned subsidiary of the Corporation. Ms. Janes, 45, has served as Controller of the Bank since 1999 and was named Senior Vice President of the Bank in June 2010.

Ms. Janes is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and has no family relationships that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

David V. Devault, Chief Financial Officer of the Corporation, will continue to serve as Principal Financial Officer of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON TRUST BANCORP, INC. (Registrant)

Date: September 20, 2016	By:	/s/ David V. Devault
David V. Devault
Vice Chair, Secretary and Chief Financial Officer